UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2012

SMARTHEAT INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34246	98-0514768
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A-1, 10, Street 7 Shenyang Economic and Technological Development Zone Shenyang, China	110141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 24-2519-7699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2012, SmartHeat Inc., a Nevada corporation (the “Company”), received a notice from the staff of NASDAQ’s Listing Qualifications Department (the “Staff”), which stated that “the Staff has determined to apply more stringent criteria,” to the Company and, accordingly, to delist the Company’s securities pursuant to the Staff’s broad discretionary authority under Listing Rule 5101. The Staff in its letter stated that it has concerns “regarding the Company’s solvency, viability, operational structure and suitability for listing.” The Company strongly disagrees with the Staff’s delisting determination, including its application of “more stringent criteria,” which the Company believes is unwarranted.   The Company plans to request a hearing before the NASDAQ Listing Qualifications Panel (the “Panel”) to appeal the Staff’s determination which will stay any action until the Panel renders a decision subsequent to the hearing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTHEAT INC.
(Registrant)
Date:	August 27, 2012	By:	/s/ Oliver Bialowons
		Name:	Oliver Bialowons
		Title:	President